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                                                                  Exhibit 10.6.2

                                AMENDMENT NO.1

                                      TO

                            AT&T WIRELESS SERVICES
                     NETWORK MEMBERSHIP LICENSE AGREEMENT

     THIS AMENDMENT NO. 1 TO THE NETWORK MEMBERSHIP LICENSE AGREEMENT ("Amendment") dated as of November 13, 2000, by and between AT&T Corp., a New York corporation, with offices located at 32 Avenue of the Americas, New York, New York 10013, for itself and its affiliated companies, including AT&T Wireless Services, Inc. (collectively "Licensor"), and Tritel, Inc., a Delaware corporation, with offices located at 1111 Capitol Street, Suite 500, Jackson, Mississippi 39201 ("Licensee"). Certain capitalized terms used herein and not otherwise defined have the meaning assigned to such term in the License Agreement referred to below.

     WHEREAS, Licensor and Licensee are parties to that certain Network Membership License Agreement, dated as of January 7, 1999, as amended, modified or supplemented (the "License Agreement"), pursuant to which Licensor agreed to license and allow Licensee to use the Licensed Marks in the Licensed Territory on the terms set forth in the License Agreement;

     WHEREAS, Licensee has entered into an Agreement and Plan of Reorganization and Contribution with TeleCorp PCS, Inc. and AT&T Wireless Services, Inc., dated as of February 28, 2000, as amended (the "Merger Agreement"), pursuant to which, among other things, Licensee agreed to extend the term of the License Agreement; and

     WHEREAS, upon consummation of the Contribution (as defined in the Merger Agreement), Licensee and Licensor desire, that the License Agreement be amended to extend the term of the License Agreement and make other conforming changes on the terms and conditions set forth in this Amendment.

     NOW THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

  1. "Stockholder's Agreement."  All references in the License Agreement to the
     ------------------------
     "Stockholder's Agreement" are hereby amended to refer to that certain Stockholder's Agreement, dated as of November 13, 2000 by and among Licensee, an Affiliate of Licensor and certain other stockholders of Licensee, as the same may be amended, modified or supplemented in accordance with the terms thereof.

  2. Amendment to Term.  Section 11.1(a) of the License Agreement is hereby
     -----------------
     amended by deleting the first sentence thereof in its entirety and inserting the following sentence in replacement therefor:
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     "This Agreement shall commence on the date hereof and shall be in effect for a term ending July 17, 2005, unless terminated earlier pursuant to this
     Section 11."

  3. Effectiveness of Amendment.  This Amendment shall become effective only
     --------------------------
     upon the consummation of the Contribution (as defined in the Merger Agreement).

  4. Severability of Provisions.  Any provision of this Amendment which is
     --------------------------
     prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

  5. Agreement to Remain in Full Force and Effect.  This Amendment shall be
     --------------------------------------------
     deemed to be an amendment to the License Agreement. All references to the License Agreement in any other agreements or documents shall on and after the date hereof be deemed to refer to the License Agreement as amended hereby. Except as amended hereby, the License Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects.

  6. Heading.  The headings in this Amendment are inserted for convenience and
     -------
     identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Amendment or any provision thereof.

  7. Counterparts.  This Amendment may be executed in counterparts, each of
     ------------
     which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  8. Applicable Law; Jurisdiction.  The construction, performance and
     ----------------------------
     interpretation of this Agreement shall be governed by the U.S. Trademark Act, 15 U.S.C. 1051 et seq., and the internal, substantive laws of the State of New York, without regard to its principles of conflicts of law; provided that if the foregoing laws should be modified during the term hereof in such a way as to adversely affect the original intent of the parties, the parties will negotiate in good faith to amend this Amendment to effectuate their original intent as closely as possible.

                           [signature page follows]
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Executed as of the date first written above.


                                    AT&T CORP.


                                    By /s/ Steven Garfinkel
                                       -------------------------------------

                                    Name: Steven Garfinkel
                                          ----------------------------------

                                    Its: Assistant Secretary
                                         -----------------------------------


                                    TRITEL, INC.


                                    By /s/ Thomas H. Sullivan
                                       -------------------------------------

                                    Name: Thomas H. Sullivan
                                          ----------------------------------

                                    Its: Executive Vice President -
                                         Chief Financial Officer & Treasurer
                                         -----------------------------------